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                                                                    EXHIBIT 99.2

                          AGREEMENT AND PLAN OF MERGER


        This AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of June _____, 2000, by and among RadioCom Acquisition Corp., an Oregon corporation ("Merger Sub") and a wholly-owned subsidiary of Cypress Semiconductor Corporation, a Delaware corporation (the "Parent"), RadioCom Corporation, an Oregon corporation (the "Company"), and Parent.

                                    RECITALS

        WHEREAS, Parent and RadioCom have entered into that certain Agreement and Plan of Reorganization, dated as of June 8, 2000 (the "Reorganization Agreement"), providing, among other things, for the execution and filing of Articles of Merger and this Agreement and the merger of Merger Sub with and into the Company upon the terms set forth in the Reorganization Agreement and this Agreement.

        WHEREAS, the respective Boards of Directors of each of the Merger Sub and the Company deem it advisable and in the best interests of each of such corporations and their respective shareholders that Merger Sub be merged with and into the Company and have approved this Agreement and the Reorganization Agreement.

        WHEREAS, the Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of the Company and by the sole shareholder of Merger Sub.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

        1. TERMS AND CONDITIONS

        1.1 Merger. Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation ("Surviving Corporation"), and a wholly-owned subsidiary of Parent, effective as of the date that the Articles of Merger are filed with the Secretary of State of the State of Oregon, or at such later date as may be specified therein (the "Effective Time").

        1.2 Succession. At the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, powers and property of Merger Sub and become subject to all the debts and liabilities of Merger Sub.


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        1.3 Common Stock of Merger Sub. At the Effective Time, by virtue of the
Merger and without any action on the part of the holder thereof, each share of common stock of Merger Sub outstanding immediately prior thereto shall be cancelled and extinguished and converted automatically into one fully paid and nonassessable share of the common stock of the Company.

        1.4 Common Stock of the Company. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub or the holder thereof, all of the issued and outstanding shares of common stock of the Company ("Company Capital Stock") shall be converted into the right to receive shares of the voting common stock of Parent, the sole shareholder of Merger Sub, ("Parent Common Stock") and (ii) all outstanding options to acquire or receive shares of Company Capital Stock shall be assumed and converted into a right to receive shares of Parent Common Stock as more particularly described below, and
(iii) all other Company Capital Stock, if any, shall be cancelled and extinguished.

        1.5 Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of common stock of Merger Sub shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock of the Company into which the shares of Merger Sub have been converted as herein provided. The registered owner on the books and records of Merger Sub or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of the Company evidenced by such outstanding certificate as above provided.

        1.6 Provisions for Merger Sub Dissenting Shareholders. At and after the Effective Time Merger Sub hereby appoints the Oregon Secretary of State as its agent for service of process in a proceeding to enforce any obligation or the rights of dissenting shareholders of Merger Sub. Merger Sub further agrees that it will promptly pay to dissenting shareholders the amount, if any, to which they are entitled under ORS 60.551 through 60.594.

        2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 Articles of Incorporation. At the Effective Time, the Articles of Incorporation and Bylaws of Merger Sub shall become the Articles of Incorporation and Bylaws, respectively, of the Surviving Corporation.

        2.2 Directors and Officers. The persons serving as directors and officers of Merger Sub, at and after the Effective Time, continue to be the directors and officers, respectively, of the Surviving Corporation.

        3. REPRESENTATIONS AND WARRANTIES

        Each of the Company and Merger Sub represents and warrants that (i) the execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on its part and (ii) no consent,


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approval or authorization of any third party which has not been obtained is required for its consummation of the transactions contemplated by this Agreement.

        4. MISCELLANEOUS

        4.1 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

        4.2 Integration; Amendment. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations or warranties other than those contained in this Agreement. This Agreement supersedes all prior communications, representations or agreements, verbal or written, among the parties relating to the subject matter hereof. This Agreement may not be amended except in a writing executed by the parties.

        4.3 Further Assurances. The parties each agree, at the request of the other party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to confirm or carry out the provisions of this Agreement.

        4.4 Successors. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, personal representatives, and successors and assigns.

        4.5 Governing Law. The parties intend that this agreement shall be governed by and construed in accordance with the laws of the State of Oregon applicable to contracts made and wholly performed within Oregon by persons domiciled in Oregon.

        IN WITNESS WHEREOF, this AGREEMENT AND PLAN OF MERGER is hereby duly executed on behalf of each of the parties hereto as of the date first above written.


                                      RADIOCOM ACQUISITION CORP.


                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------


                                      RADIOCOM CORPORATION


                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------

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